SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 2000
                                                  -----------------

                      ELECTRONIC BUSINESS SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                   2-96392-A                  65-0952956
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(STATE OR OTHER           (COMMISSION               (IRS EMPLOYER
JURISDICTION OF           FILE NUMBER)             IDENTIFICATION NO.)
FORMATION)


         1800 NW 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA  33309
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                   --------------

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 3. Bankruptcy or Receivership

On September 1, 2000, Electronic Business Services, Inc., a Delaware corporation, and QuickCredit Corp., a Florida corporation and wholly owned subsidiary of Electronic Business Services, Inc., each filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The petitions were filed in the United States Bankruptcy Court, Southern District of Florida. The case number assigned to the Chapter 11 of Electronic Business Services, Inc. is 00-25402-BKC-RBR and to the Chapter 11 of QuickCredit Corp. is 00-25401-BKC-RBR. Judge Raymond B. Ray is the presiding judge in the Bankruptcy Cases.



                     ELECTRONIC BUSINESS SERVICES, INC.


                     By: /s/ HAROLD S. FISCHER
                     -----------------------------------------------------------
                     Harold S. Fischer
                     Chief Executive Officer and President

Dated: September 7, 2000